Comstock Focuses on Climate Smart Mining;
Develops Existing and New Precious and Strategic Metals Projects to Fuel Clean Energy Transition
Virginia City, NV (February 4, 2021) Comstock Mining Inc. (“Comstock” and the “Company”) (NYSE American: LODE), a diversified precious and strategic metals production and processing company, today updated its plans for meeting the escalating demand for clean energy technologies. The Company and our partners, including Mercury Clean-Up, LLC (“MCU”) started with the deployment of new metals extraction and processing technologies that remediate soils and more efficiently extract and process gold at the Company’s existing facilities and abroad and we have targeted new development projects that efficiently reprocess and renew silver and other strategic metals.

Comstock’s shift to climate-smart mining started with technologies that target tailings, leach pads, and other mining wastes, in order to capture residual precious metals. The Company’s partnerships, projects and technologies, involve proprietary processes for remediating mercury and other metals from abandoned and leached mining sites and the surrounding eco-systems, while more efficiently extracting silver, gold and other strategic metals.

Corrado De Gasperis, Comstock’s Executive Chairman and Chief Executive Officer stated, “Our ongoing work with remote mercury recovery and gold extraction provides an immediate example of our approach. MCU’s mercury remediation equipment is currently deployed in the Philippines, with processing operations commencing this month. We have coordinated with the community, landed the equipment, assembled the team, and prepped for start-up. Our joint venture partners are collaborating to begin removing toxic mercury contamination from U.S. and international eco-systems, while efficiently extracting gold from contaminated and abandoned mining sites.”

The Company plans to build and improve on these mineral and metal developments by introducing additional technologies that maximize recoveries from the Company’s existing gold and silver resources in Nevada, as well as other conservation-based projects that the Company and its partners plan on introducing in the coming months.

Quantum Surge in Global Demand for Metals

Comstock believes that its approach is especially timely and important. A recent report from the World Bank, entitled Mineral Intensity of the Clean Energy Transition, reported that the production of graphite, cobalt, lithium and many other strategic minerals and metals are expected to increase dramatically by 2050, as an estimated 3 billion tons of minerals and metals are used to deploy energy storage and renewable energy production projects.

“The world is becoming increasingly aware of the current risks and realities presented by climate change,” concluded Mr. De Gasperis. “A quantum surge of investment is expected in conservation-based energy storage and renewable energy projects worldwide. We cannot rely on conventional mining methods to meet critical mineral and metal needs and we are energized by these new opportunities, and the prospect of deploying these technologies to build shareholder value by meeting the increasing higher demand for these strategic, critical and precious metals.”

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, precious and strategic metal-based exploration, economic resource development, mineral production and metal processing enterprise with a strategic focus on high-value, cash-

generating, environmentally friendly, and economically enhancing mineral and metal processing technologies and businesses. The Company has extensive, contiguous property in the historic Comstock and Silver City mining districts (collectively, the “Comstock District”), and is an emerging leader in sustainable, responsible mineral and metal processing, and is currently commercializing environment-enhancing, metal-based technologies, products, and processes for precious and strategic metals recovery.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: consummation of all pending transactions; project, asset or Company valuations; future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future estimated mineral resources; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; asset sales and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: counterparty risks; capital markets’ valuation and pricing risks; adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, leases, options and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact information:
Comstock Mining Inc. P.O. Box 1118 Virginia City, NV 89440 ComstockMining.com	Corrado DeGasperis Executive Chairman & CEO Tel (775) 847-4755 degasperis@comstockmining.com	Zach Spencer Director of External Relations Tel (775) 847-5272 Ext.151 questions@comstockmining.com